JPMorgan Funds - Trust I
Rule 10f-3 Transactions
For the period from May 1, 2010 to October 31, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Income Builder Fund
Trade Date 05/12/10
Issuer Mylan Inc. (MYL 7.625% July 15, 2017 144A)
Cusip 628530AK
Bonds 50,000
Offering Price $99.972
Spread $1.50
Cost $49,986
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.05%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Goldman Sachs, JPMorgan, ANZ Securities, Commerzbank Capital Markets, Credit Suisse, Fifth Third, HSBC, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 05/12/10
Issuer Mylan Inc. (MYL 7.875% July 15, 2020 144A)
Cusip 628530AL
Bonds 50,000
Offering Price $99.970
Spread $1.50
Cost $49,985
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.12%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Goldman Sachs, JPMorgan, ANZ Securities, Commerzbank Capital Markets, Credit Suisse, Fifth Third, HSBC, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 05/13/10
Issuer Ominicare Inc (OCR 7.75% June 1,  2020)
Cusip 681904AM
Bonds 25,000
Offering Price $100.00
Spread $2.00
Cost $25,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.37%
Syndicate Members Barclay Capital, Citigroup Global Markets, JPMorgan, SunTrust Robinson Humphrey, Daiwa Capital Markets, Goldman Sachs, Huntington Investment Co, KeyBanc Capital markets, Mitsubishi UFJ Securities, RBC Capital markets, RBS Securities, US Bancorp
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 05/13/10
Issuer State of Oregon (5.000%, May 1, 2014)
Cusip 68607H6D
Bonds 5,085,000
Offering Price $111.532
Spread $0.38
Cost $5,671,402
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 12.48%
Syndicate Members Merrill Lynch BofA, Fidelity, Seattle Northwest, JPMorgan, Citigroup Global Markets, Morgan Stanley, Siebert Brandford,
Fund JPMorgan Income Builder Fund
Trade Date 05/19/10
Issuer Games Merger Corp (DAB 11.00% June 1, 2018 144A)
Cusip 36467YAA
Bonds 10,000
Offering Price $100.00
Spread $2.75
Cost $10,000
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 4.53%
Syndicate Members Jefferies & Co, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 07/08/10
Issuer Fidelity National Information Services, Inc. (FIS 7.625% July 15, 2017) 144A
Cusip 31620MAA
Bonds 50,000
Offering Price $100.00
Spread 1.75%
Cost $50,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.84%
Syndicate Members Bank of America Merrill Lynch, Goldman Sachs& Co, JPMorgan, Wells Fargo, BNP Paribas, RBS Securities, SunTrust Robinson Humphreys, UBS Securities, Credit Agricloe, ING Capital, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital, Scotia Capital, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 40367.00
Issuer Fidelity National Information Services, Inc. (FIS 7.875% July 15, 2020) 144A
Cusip 31620MAC
Bonds 50,000
Offering Price $100.00
Spread 1.75%
Cost $50,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.01
Syndicate Members Bank of America Merrill Lynch, Goldman Sachs& Co, JPMorgan, Wells Fargo, BNP Paribas, RBS Securities, SunTrust Robinson Humphreys, UBS Securities, Credit Agricloe, ING Capital, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital, Scotia Capital, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 40374.00
Issuer Cedar Fair Entertainment Company (FUN 9.125% August 1, 2018 144A)
Cusip 150191AA
Bonds 200,000
Offering Price $98.613
Spread 2.00%
Cost $197,226
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.89%
Syndicate Members JPMorgan, UBS Securities, Wells Fargo, Fifth Third Bank, KeyBanc Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 07/21/10
Issuer Wynn Las Vegas LLC (WYNN 7.75% August 15, 2020 144A)
Cusip 983130AQ
Bonds 125,000
Offering Price $100.00
Spread 1.50%
Cost $125,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.27%
Syndicate Members Bank of America Merrill Lynch, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 07/29/10
Issuer Range Resources Corporation (RRC 6.75% August 1, 2020)
Cusip 75281AAL
Bonds 10,000
Offering Price $100.00
Spread 1.75%
Cost $10,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.39%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Wells Fargo, Barclays Capital, BBVA Securities, BMO Capital Markets, Capital One Bank, Citigroup Global Markets, Comerica Securities, Credit Suisse, Deutsche Bank Securities, KeyBanc Capital Markets, Mitsubishi UFJ Securities, Natixis Bleichroeder, RBC Capital Markets, Scotia Capital, Societe Generale Securities, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 08/02/10
Issuer Arch Coal, Inc. (ACI 7.25% October 1, 2020)
Cusip 039380AC
Bonds 40,000
Offering Price $100.00
Spread 2.00%
Cost $40,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.24%
Syndicate Members PNC Capital Markets, Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan, Morgan Stanley & Co, BMO Capital Markets, Credit Agricole, RBS Securities, US Bancorp, Barclays Capital, FBR Capital Markets, Mitsubishi UFJ Securities, Morgan Keegan, Natixis Bleichroeder, Raymond James, Santander Investments, Simmons & Co, Stifel Nicolaus & Co, UBS Investment Bank
Fund JPMorgan Income Builder Fund
Trade Date 08/03/10
Issuer Pride International Inc. (PDE 6.875% August 15, 2020)
Cusip 74153QAH
Bonds 35,000
Offering Price $100.00
Spread 0.74%
Cost $35,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.04%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Goldman Sachs & Co, Natixis New York, Wells Fargo, BBVA Compass, HSBC Securities, ING Bank, JPMorgan, Scotia Capital, Standard Chartered Bank, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 08/04/10
Issuer Marina District Finance (BORGAT 9.50% October 15, 2015 144A)
Cusip 56808RAA
Bonds 100,000
Offering Price $98.943
Spread 2.48%
Cost $98,943
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.02%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, JPMorgan, RBS Securities, UBS Securities, Wells Fargo, Capital One Southcoast, Daiwa Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 08/04/10
Issuer Marina District Finance (BORGAT 9.875% August 15, 2018 144A)
Cusip 56808RAC
Bonds 100,000
Offering Price $99.315
Spread 2.48%
Cost $99,315
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.05%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, JPMorgan, RBS Securities, UBS Securities, Wells Fargo, Capital One Southcoast, Daiwa Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 08/09/10
Issuer Anadarko Petroleum Corp (APC 6.375% September 15, 2017)
Cusip 032511BH
Bonds 65,000
Offering Price $100.00
Spread 1.75%
Cost $65,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.89%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, Goldman Sachs & Co, JPMorgan, Morgan Stanley, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 08/10/10
Issuer Targa Resources Partners (NGLS 7.875% October 15, 2018 144A)
Cusip 87612BAE
Bonds 65,000
Offering Price $100.00
Spread 2.00%
Cost $65,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 3.91%
Syndicate Members Bank of America Merrill Lynch, Deutsche Bank Securities, JPMorgan, RBS Securities, Wells Fargo, Barclays Capital, RBC Capital Markets, UBS Securities, BBVA Compass, BNP Paribas, Comerica Bank, Daiwa Capital Markets, ING Financial Markets, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 08/11/10
Issuer QEP Resources, Inc. (QEP 6.875% March 1, 2021)
Cusip 74733VAA
Bonds 70,000
Offering Price $99.074
Spread 1.25%
Cost $69,352
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.29%
Syndicate Members Bank of America Merrill Lynch, BMO Capital Markets, Deutsche Bank Securities, JPMorgan, Wells Fargo, BBVA Securities, Goldman Sachs & Co, Mitsubishi UFJ Securities, RBS Securities, SG Americas Securities, SunTrust Robinson Humphrey, TD Securities, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 08/12/10
Issuer Cardtronics Inc. (CATM 8.25% September 1, 2018)
Cusip 14161HAE
Bonds 275,000
Offering Price $100.00
Spread 1.63%
Cost $275,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 5.00%
Syndicate Members Banc of America Securites, JPMorgan, BBVA Securities, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 08/12/10
Issuer Cott Beverages USA Inc. (BCB 8.125% September 1, 2018 144A)
Cusip 221643AE
Bonds 90,000
Offering Price $100.00
Spread 2.00%
Cost $90,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.61%
Syndicate Members Deutsche Bank Securities, JPMorgan, Morgan Stanley, Banc of America Securities, Barclays Capital
Fund JPMorgan Income Builder Fund
Trade Date 08/16/10
Issuer Toys R Us Inc. (TOY 7.375% September 1, 2016 144A)
Cusip 89236NAA
Bonds $300,000.00
Offering Price $100.00
Spread 1.65%
Cost $300,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 4.29%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank Securities, JPMorgan, Credit Suisse, Goldman Sachs & Co, HSBC Securities, UBS Securities, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 09/07/10
Issuer MetroPCS Wireless Inc. (PCS 7.875% September 1, 2018)
Cusip 591709AK
Bonds 55,000
Offering Price $99.277
Spread 1.63%
Cost $54,602
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.41%
Syndicate Members Barclays Capital, Deutsche Bank Securities, JPMorgan, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 09/13/10
Issuer BE Aerospace Inc. (BEAV 6.875% October 1, 2020)
Cusip 055381AR
Bonds 250,000
Offering Price $99.104
Spread 2.00%
Cost $247,760
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.15%
Syndicate Members Creditt Suisse Securities, JPMorgan, UBS Securities, RBS Securities, SunTrust Robinson Humphery, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 09/13/10
Issuer Continental Resources (CLR 7.125% April 1, 2021 144A)
Cusip 212015AE
Bonds 175,000
Offering Price $100.00
Spread 1.75%
Cost $175,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.75%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, RBS Securities, BBVA Securities, BNP Paribas, Mitsubishi UFJ Securities, Capital One Southcoast, Llloyds TSB, TD Securities, UBS Securities, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 09/13/10
Issuer Inergy LP/Inergy Finance (NRGY 7.00% October 1, 2018 144A)
Cusip 45661TAJ
Bonds 150,000
Offering Price $100.00
Spread 2.00%
Cost $150,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.97%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit Suisse, JPMorgan, Wells Fargo, Citigroup Global Markets, Morgan Stanley, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 09/14/10
Issuer Huntsman International LLC (HUN 8.625% March 15, 2021 144A)
Cusip 44701QAW
Bonds 85,000
Offering Price $100.00
Spread 2.00%
Cost $85,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.35%
Syndicate Members Goldman Sachs, Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, HSBC Securities, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 09/15/10
Issuer Celanese US Holdings LLC (CE 6.625% October 15, 2018 144A)
Cusip 15089QAA
Bonds 85,000
Offering Price $100.00
Spread 1.75%
Cost $85,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.62%
Syndicate Members Bank of America Merrill Lynch, Deutsche bank Securities, Barclays Capital, Citigroup Global Markets, Goldman Sachs, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 09/15/10
Issuer Graphic Packaging International, Inc. (GPK 7.875% October 1, 2018)
Cusip 38869PAH
Bonds 240,000
Offering Price $100.00
Spread 1.75%
Cost $240,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 5.08%
Syndicate Members Banc of America Securities, Deutsche Bank, Goldman Sachs, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 09/16/10
Issuer FTI Consulting Inc. (FCN 6.75% October 1, 2020 144A)
Cusip 302941AH
Bonds 85,000
Offering Price $100.00
Spread 2.20%
Cost $85,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 4.01%
Syndicate Members Bank Of America Merrill Lynch, Goldman Sachs, JPMorgan, Deutsche Bank Securities, Comerica Bank, HSBC Securities, KKR Capital, PNC Capital, RBS Securities, Santander Investments, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 09/16/10
Issuer Intelsat Jackson Holdings S.A. (INTEL 7.25% October 15, 2020 144A)
Cusip 45824TAA
Bonds 120,000
Offering Price $100.00
Spread 1.38%
Cost $120,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.61%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank Securities, Morgan Stanley, Bank of Americal Merrill Lynch, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 09/20/10
Issuer ABI Escrow Corporation (ABH 10.25% October 15, 2018 144A)
Cusip 00339KAA
Bonds 300,000
Offering Price $100.00
Spread 2.25%
Cost $300,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.49%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, BMO Capital Markets, CIBC World Markets, Scotia Capital
Fund JPMorgan Income Builder Fund
Trade Date 09/20/10
Issuer CCO Holdings LLC/Capital Corporation (CHTR 7.25% October 30, 2017 144A)
Cusip 1248EPAR
Bonds 160,000
Offering Price $100.00
Spread 1.64%
Cost $160,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.72%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Credit Suisse, Deutsche Bank, UBS Securities, Credit Agricole, Goldman Sachs, JPMorgan, Maorgan Stanley, RBC Capital, USB Capital
Fund JPMorgan Income Builder Fund
Trade Date 09/20/10
Issuer Genon Escrow Corporation (GENENE 9.875% October 15, 2020 144A)
Cusip 37244DAD
Bonds 140,000
Offering Price $97.676
Spread 1.75%
Cost $136,746
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.57%
Syndicate Members Credit Suisse, Deutsche Bank Securities, Goldman Sachs, JPMorgan, Morgan Stanley, RBC Capital, RBS Capital
Fund JPMorgan Income Builder Fund
Trade Date 09/21/10
Issuer Sinclair Television Group, Inc. (SBGI 8.375% October 15, 2018 144A)
Cusip 829259AD
Bonds 375,000
Offering Price $98.567
Spread 1.75%
Cost $369,626
Dealer Executing Trade Citadel Securities
% of Offering  purchased by firm 1.60%
Syndicate Members Citadel Investments, JPMorgan, Wells Fargo, BNP Paribas, UBS Investment Bank
Fund JPMorgan Income Builder Fund
Trade Date 09/21/10
Issuer Whitning Petroleum Corporation (WLL 6.50% October 1, 2018 )
Cusip 966387AF
Bonds 200,000
Offering Price $100.00
Spread 2.00%
Cost $200,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.61%
Syndicate Members Banc of America, JPMorgan, Wells Fargo, Barclays capital, BBVA Securities, BNP Paribas, Bocs Inc, Comerica Securities, Credit Agricole, KeyBanc Capital, Lloyds TSB, Mitsubishi UFJ Securities, Morgan Stanley, Raymond James, RBC Capital, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 09/22/10
Issuer Gannett Co., Inc. (GCI 6.375% September 1, 2015 144A)
Cusip 364725AR
Bonds 25,000
Offering Price $98.970
Spread 1.95%
Cost $24,743
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.36%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, SunTrust Robinson Humphrey, US Bancorp, Comerica Securities, Fifth Third Bank, PNC Securities
Fund JPMorgan Income Builder Fund
Trade Date 09/22/10
Issuer Gannett Co., Inc. (GCI 7.125% September 1, 2018 144A)
Cusip 364725AU
Bonds 50,000
Offering Price $98.527
Spread 1.95%
Cost $49,264
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.08%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, SunTrust Robinson Humphrey, US Bancorp, Comerica Securities, Fifth Third Bank, PNC Securities
Fund JPMorgan Income Builder Fund
Trade Date 09/24/10
Issuer Stoneridge Inc. (SRI 9.50% October 15, 2017 144A)
Cusip 86183PAE
Bonds 200,000
Offering Price $100.00
Spread 2.50%
Cost $200,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.96%
Syndicate Members Deutsche Bank, JPMorgan, Comerica Securities, Fifth Third Securities, PNC Capital
Fund JPMorgan Income Builder Fund
Trade Date 09/29/10
Issuer TPC Group LLC (TPCG 8.25% October 1, 2017 144A)
Cusip 87263GAA
Bonds 50,000
Offering Price $99.350
Spread 2.00%
Cost $49,675
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.55%
Syndicate Members Deutsche Bank Securities, JPMorgan, Macquarie Bank, Oppenheimer & Co
Fund JPMorgan Income Builder Fund
Trade Date 09/30/10
Issuer Citigroup Capital XIII (C 7.875% October 30, 2040)
Cusip 17308020
Bonds 1,000
Offering Price $25.00
Spread 0.79%
Cost $25,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.08%
Syndicate Members Bank of America merrill Lynch, JPMorgan, Morgan Stanley, UBS Securities, Wells Fargo, Barclays Capital, Commerz Financial Products, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC Securities, KKR Capital Markets, Lloyds TSB Bank, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 09/30/10
Issuer Ardagh Packaging Finance (ARGID 7.375% October 15, 2017 144A)
Cusip 039686AA
Bonds 200,000
Offering Price $100.00
Spread 2.00%
Cost $200,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.56%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 09/30/10
Issuer Ardagh Packaging Finance (ARGID 9.125% October 15, 2020 144A)
Cusip 039686AB
Bonds 200,000
Offering Price $100.00
Spread 2.25%
Cost $200,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.38%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 09/30/10
Issuer Nielsen Finance LLC/Co (VNU 7.75% October 15, 2018 144A)
Cusip 65409QAX
Bonds 125,000
Offering Price $99.267
Spread 1.75%
Cost $124,084
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.85%
Syndicate Members Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/01/10
Issuer GeoEye Inc (GEOY 8.625% October 1, 2016)
Cusip 37250WAD
Bonds 25,000
Offering Price $100.00
Spread 2.25%
Cost $25,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.52%
Syndicate Members Bank of America Merrill Lynch, Deutsche bank, JPMorgan, Canaccord Genuity Corp, Dougherty & Co, Merriman Curhan Ford & Co, Raymond James & Assoc.
Fund JPMorgan Income Builder Fund
Trade Date 10/05/10
Issuer Davita Inc. (DVA 6.375% November 1, 2018)
Cusip 23918KAL
Bonds 225,000
Offering Price $100.00
Spread 1.63%
Cost $225,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.01%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit Suisse, Goldman Sachs, JPMorgan, Wells Fargo, Credit Agricole, Mitsubishi UFJ Securities, RBC Capital, Scotia Capital Markets, SunTrust Robison Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 10/05/10
Issuer Davita Inc. (DVA 6.625% November 1, 2020)
Cusip 23918KAM
Bonds 225,000
Offering Price $100.00
Spread 1.63%
Cost $225,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.01%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit Suisse, Goldman Sachs, JPMorgan, Wells Fargo, Credit Agricole, Mitsubishi UFJ Securities, RBC Capital, Scotia Capital Markets, SunTrust Robison Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 10/06/10
Issuer Navios Maritime Acquisition Corporation (NNA 8.625% November 1, 2017 144A)
Cusip 63938MAA
Bonds 150,000
Offering Price $100.00
Spread 2.00%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.41%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Citigroup Global Markets, Commerzbank Securities, DNB Nor Markets, DVB Capital Markets, S Goldman Capital
Fund JPMorgan Income Builder Fund
Trade Date 10/07/10
Issuer Hilcorp Energy Company (HILCRP 7.625% April 15,2021 144A)
Cusip 431318AL
Bonds 75,000
Offering Price $100.00
Spread 1.75%
Cost $75,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.28%
Syndicate Members Barclays Capital, BMO Capital Markets, Deutsche Bank, JPMorgan, Wells Fargo, Capital One Southcoast, Mitsubishi UFJ Securities, Suntrust Robinson Humphrey, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 10/07/10
Issuer Michaels Stores Inc. (MIK 7.75% November 1, 2018 144A)
Cusip 594087AQ
Bonds 90,000
Offering Price $99.262
Spread 1.75%
Cost $89,336
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.31%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche Bank, JPMorgan, Wells fargo
Fund JPMorgan Income Builder Fund
Trade Date 10/13/10
Issuer XM Satellite Radio Inc. (SIRI 7.625% November 1, 2018 144A)
Cusip 98375YAZ
Bonds 45,000
Offering Price $100.00
Spread 1.75%
Cost $45,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.68%
Syndicate Members JPMorgan, Bank of America Merrill Lynch, Morgan Stanley, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 10/18/10
Issuer Calpine Corporation (CPN 7.50% February 15, 2021 144A)
Cusip 131347BW
Bonds 665,000
Offering Price $100.00
Spread 1.50%
Cost $665,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.60%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, RBC Capital Markets, UBS Securities, ING Americas, Mitsubishi UFJ Securities, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 10/19/10
Issuer Host Hotels & Resorts (HST 6.00% November 1, 2020 144A)
Cusip 44107TAJ
Bonds 175,000
Offering Price $100.00
Spread 1.38%
Cost $175,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.84%
Syndicate Members Bank of America Merrill Lynch, Deutsche bank, Goldman Sachs, JPMorgan, Citigroip Global Markets, Credit Agricole, Scotis Capital, Wells Fargo, Bank of New York Mellon, Barclays Capital, Credit Suisse, Morgan Stanley, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 10/19/10
Issuer MarkWest Energy Partners, L.P. and MarkWest Energy Finance Corporation (MWE 6.75% November 1, 2020)
Cusip 570506AM
Bonds 200,000
Offering Price $100.00
Spread 1.75%
Cost 200000.00
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.75%
Syndicate Members Banc of America Securities, Barclays Capital, Morgan Stanley, RBC Capital Markets, Wells Fargo, BBVA Securities, BNP Paribas, JPMorgan, SunTrust Robinson Humphrey, US Bancorp, Capital One Southcoast, Comerica Securities, Daiwa Capital markets, Natixis Bleichroeder
Fund JPMorgan Income Builder Fund
Trade Date 10/22/10
Issuer Sabra Healthcare REIT Inc. (SABHEA 8.125% November 1, 2018 144A)
Cusip 78572XAA
Bonds 165,000
Offering Price $100.00
Spread 2.00%
Cost $165,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.07%
Syndicate Members Bank of America Merril Lynch, Citigroup Global Markets, JPMorgan, Wells Fargo, RBC Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 10/25/10
Issuer MGM Resorts International (MGM 10.00% November 1, 2016 144A)
Cusip 55303QAB
Bonds 150,000
Offering Price $98.897
Spread 1.50%
Cost $148,346
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.00%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, BNP Paribas, RBS Securities, Citigroup Global Markets, Commerzbank, Daiwa Capital Markets, Deutsche Bank, JPMorgan, Morgan Stanley, Scotia Capital, UBS Securities, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 10/27/10
Issuer Berry Petroleum Company (BRY 6.75% November 1, 2020)
Cusip 085789AE
Bonds 500,000
Offering Price $100.00
Spread 2.00%
Cost $500,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.28%
Syndicate Members BNP Paribas, JPMorgan, RBS Securities, SG Americas, Wells Fargo, BBVA Securities, BMO Capital Markets, Citigroup Global Markets, Credit Suisse, Credit Agricole, KeyBanc, Lloyds TSB, Mitsubishi UFJ, Morgan Keegan, Natixis Bleichroeder, RBC Capital Markets, Scotia Capital Markets, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 10/27/10
Issuer Georgia-Pacific LLC (GP 5.40% November 1, 2020 144A)
Cusip 37331NAB
Bonds 350,000
Offering Price $99.413
Spread 1.00%
Cost $347,946
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.44%
Syndicate Members Bank of America Merrill Lynch, Credit Suisse, Deutsche Bank, JPMorgan, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 10/27/10
Issuer Hexion US Finance Corp. and Hexion Nova Scotia Finance, ULC ("Momentive") (HXN 9.00% November 15, 2020 14A)
Cusip 428303AK
Bonds 40,000
Offering Price $100.00
Spread 1.94%
Cost $40,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.99%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS Securities, BMO Capital
Fund JPMorgan Income Builder Fund
Trade Date 10/27/10
Issuer Momentive Performance Materials Inc. (MOMENT 9.00% January 15, 2021 144A)
Cusip 60877UAU
Bonds 55,000
Offering Price $100.00
Spread 0.02
Cost $55,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.16%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Credit Suisee, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS Investmet Bank, BMO Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 10/28/10
Issuer M/I Homes Inc (MHO 8.625 % November 15, 2018 144A)
Cusip 55305BAD
Bonds 90,000
Offering Price $98.587
Spread 1.50%
Cost $88,728
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.80%
Syndicate Members Citigroup Global Markets, JPMorgan, Comerica Scurities, Huntington Capital, PNC Capital, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 10/28/10
Issuer Rent-A-Center Inc. (RCII 6.625% November 15, 2020 144A)
Cusip 76009NAF
Bonds 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.60%
Syndicate Members Bank of America Merrill Lynch, Goldman Sachs, JPMorgan, BB&T Corp, Citigroup Global Markets
Fund JPMorgan Income Builder Fund
Trade Date 10/29/10
Issuer Viking Acquistion Inc. (VIKACQ 9.25% November 1, 2018 144A)
Cusip 92675WAA
Bonds 340,000
Offering Price $100.00
Spread 2.50%
Cost $340,000
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 1.57%
Syndicate Members JPMorgan, RBC Capital, Natixis

Fund JPMorgan Research Market Neutral Fund
Trade Date 5/13/10
Issuer Strategic Hotels & Resorts (BEE) Secondary
Cusip 86272T10
Shares 599,000
Offering Price $4.60
Spread $0.21
Cost $2,755,400
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 2.39%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, BofA Merrill Lynch, Citi, Raymond James
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 07/23/10
Issuer Apache Corporation (APA) Secondary
Cusip 03741110
Shares 200
Offering Price $88.00
Spread $2.64
Cost $17,600
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.26%
Syndicate Members Goldman  Sachs & Co., BofA Merrill Lynch, Citi, J.P. Morgan
Fund JPMorgan Research Market Neutral Fund
Trade Date 07/23/10
Issuer Apache Corporation (APA) Secondary
Cusip 03741110
Shares 48,100
Offering Price $88.00
Spread $2.64
Cost $4,232,800
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.26%
Syndicate Members Goldman  Sachs & Co., BofA Merrill Lynch, Citi, J.P. Morgan
Fund JPMorgan Tax Aware Disciplined Equity Fund
Trade Date 07/23/10
Issuer Apache Corporation (APA) Secondary
Cusip 03741110
Shares 7,700
Offering Price $88.00
Spread $2.64
Cost $677,600
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.26%
Syndicate Members Goldman  Sachs & Co., BofA Merrill Lynch, Citi, J.P. Morgan
Fund JPMorgan Tax Aware U.S. Equity Fund
Trade Date 07/23/10
Issuer Apache Corporation (APA) Secondary
Cusip 03741110
Shares 4,100
Offering Price $88.00
Spread $2.64
Cost $360,800
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.26%
Syndicate Members Goldman  Sachs & Co., BofA Merrill Lynch, Citi, J.P. Morgan
Fund JPMorgan Latin America Fund
Trade Date 08/12/10
Issuer Grupo Aeroportuario SUR-ADR (ASR) Secondary
Cusip 40051E202
Shares 1,600
Offering Price $44.80
Spread $1.68
Cost $71,680
Dealer Executing Trade Credit Suisse Securities (US) LLC
% of Offering  purchased by firm 11.47%
Syndicate Members JPMorgan, Macquarie Capital, Credit Suisse
Fund JPMorgan International Opportunities Fund
Trade Date 09/09/10
Issuer Nippon Sheet Glass (Placing Sept 10)
Cusip JP3686800008
Shares 167,000
Offering Price $2.16
Spread $0.15
Cost $360,804
Dealer Executing Trade Daiwa Capital Markets Hong Kong Ltd
% of Offering  purchased by firm 1.60%
Syndicate Members Daiwa Capital Markets Europe, Daiwa Securities Capital Markets, JPMorgan Securities London, JPMorgan Securities Japan, Nikko Cordial Securities
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 09/21/10
Issuer Health Care REIT Inc. (HCN) Secondary
Cusip 42217K10
Shares 2,400
Offering Price $45.75
Spread $1.83
Cost $109,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.64%
Syndicate Members Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, KeyBanc Capital Markets, Raymond James, UBS Investment Bank, Wells Fargo Securities, Stifel Nicolaus Weisel, Barclays Capital Credit Agricole CIB, Comerica Securities , Morgan Keegan & Company Inc., PNC Capital Markets LLC, RBS
Fund JPMorgan Research Market Neutral Fund
Trade Date 09/21/10
Issuer Health Care REIT Inc. (HCN) Secondary
Cusip 42217K10
Shares 90,000
Offering Price $45.75
Spread $1.83
Cost $4,117,500
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.64%
Syndicate Members Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, KeyBanc Capital Markets, Raymond James, UBS Investment Bank, Wells Fargo Securities, Stifel Nicolaus Weisel, Barclays Capital Credit Agricole CIB, Comerica Securities , Morgan Keegan & Company Inc., PNC Capital Markets LLC, RBS
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 09/22/10
Issuer Alexandria Real Estate Equities, Inc. (ARE) Secondary
Cusip 01527110
Shares 700
Offering Price $69.25
Spread $2.94
Cost $48,475
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.29%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Goldman Sachs & Co., Barclays Capital, Citi, RBC Capital Markets
Fund JPMorgan Intrepid European Fund
Trade Date 09/24/10
Issuer Axel Springer AG (SPR GR)
Cusip DE0005501357
Shares 13,418
Offering Price $124.13
Spread $4.00
Cost $1,665,528
Dealer Executing Trade Deutsche Bank AG London
% of Offering  purchased by firm 5.47%
Syndicate Members Deutsche Bank, Commerzbank, ING Bank, Landesbank Baden-Wuerttemberg, Mediobanca, JPMorgan, Morgan Stanley
Fund JPMorgan Asia Equity Fund
Trade Date 10/04/10
Issuer Xinjiang Goldwind  Science & Technology Company
Cusip B59GZJ7
Shares 599,800
Offering Price $2.341
Spread $0.06
Cost $1,404,159
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.16%
Syndicate Members China International Capital Corp, Citigroup Global Markets, Goldman Sachs, Haitong Securities, JPMorgan, Tai Fook Securities
Fund JPMorgan China Region Fund
Trade Date 10/04/10
Issuer Xinjiang Goldwind  Science & Technology Company
Cusip B59GZJ7
Shares 7,400
Offering Price $2.341
Spread $0.06
Cost $17,324
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.16%
Syndicate Members China International Capital Corp, Citigroup Global Markets, Goldman Sachs, Haitong Securities, JPMorgan, Tai Fook Securities
Fund JPMorgan Intrepid European Fund
Trade Date 10/5/2010
Issuer Pandora A/S
Cusip DK0060252690
Shares 38,339
Offering Price $38.997
Spread $1.17
Cost $1,495,106
Dealer Executing Trade Morgan Stanley and Co.
% of Offering  purchased by firm 2.08%
Syndicate Members Goldman Sachs & Co, KPMorgan, Morgan Stanley, Nordea
Fund JPMorgan China Region Fund
Trade Date 10/18/10
Issuer ShangPharma Corp  Secondary
Cusip B59GZJ7
Shares 3,055
Offering Price $15.00
Spread $1.05
Cost $45,825
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.81%
Syndicate Members Citigroup Global Markets, JPMorgan Securities, Oppenheimer & Co, William Blair & Co
Fund JPMorgan China Region Fund
Trade Date 10/22/10
Issuer AIA Group Ltd.
Cusip B4TX8S1A
Shares 72,400
Offering Price $2.54
Spread $0.04
Cost $185,424
Dealer Executing Trade Deutsche Bank AIG
% of Offering  purchased by firm 1.82%
Syndicate Members barclays Capital, CIMB Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, ICBC International Securities, JPMorgan, Merrill Lynch Far East, Morgan Stanley Asia, BNP Paribas, BOCI Asia, CCB International Capital, Daiwa Capital Markets, DBS Asia, Macquarie Asia, Macquarir Capital Securities
Fund JPMorgan China Region Fund
Trade Date 10/22/10
Issuer AIA Group Ltd.
Cusip B4TX8S1A
Shares 1,200
Offering Price $2.54
Spread $0.04
Cost $3,073
Dealer Executing Trade Goldman Sachs & Co
% of Offering  purchased by firm 1.82%
Syndicate Members barclays Capital, CIMB Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, ICBC International Securities, JPMorgan, Merrill Lynch Far East, Morgan Stanley Asia, BNP Paribas, BOCI Asia, CCB International Capital, Daiwa Capital Markets, DBS Asia, Macquarie Asia, Macquarir Capital Securities
Fund JPMorgan China Region Fund
Trade Date 10/22/10
Issuer AIA Group Ltd.
Cusip B4TX8S1A
Shares 2,400
Offering Price $2.54
Spread $0.04
Cost $6,147
Dealer Executing Trade Morgan Stanley and Co.
% of Offering  purchased by firm 1.82%
Syndicate Members barclays Capital, CIMB Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, ICBC International Securities, JPMorgan, Merrill Lynch Far East, Morgan Stanley Asia, BNP Paribas, BOCI Asia, CCB International Capital, Daiwa Capital Markets, DBS Asia, Macquarie Asia, Macquarir Capital Securities
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 10/26/10
Issuer ProLogis (PLD) Secondary
Cusip 74341010
Shares 9,300
Offering Price $12.30
Spread $0.48
Cost $114,390
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.73%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, Goldman Sachs & Co., J.P. Morgan, Citi, Deutsche Bank Securities, Wells Fargo Securities, Credit Agricole CIB, ING, Scotia Capital, SMBC Nikko
Fund JPMorgan Research Market Neutral Fund
Trade Date 10/26/10
Issuer ProLogis (PLD) Secondary
Cusip 74341010
Shares 178,400
Offering Price $12.30
Spread $0.48
Cost $2,194,320
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.73%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, Goldman Sachs & Co., J.P. Morgan, Citi, Deutsche Bank Securities, Wells Fargo Securities, Credit Agricole CIB, ING, Scotia Capital, SMBC Nikko